SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            The BlackRock Florida Insured Municipal 2008 Term Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_|  Fee computed on table below per Exchange Act Rules 14a-(i)(4)
              and 0-11.
         (1)  Title of each class of securities to which transaction applies:
       Common Shares of Beneficial Interest, par value $0.01 per share and
        Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share.
--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transactions applies:
  8,707,093 common shares of beneficial interest, par value $0.01 per share and
     2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share.
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------

         (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:

--------------------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)  Filing party:

--------------------------------------------------------------------------------

         (4)  Date filed:

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]



                                 ---------------


          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                     THE BLACKROCK INCOME TRUST INC. ("BKT")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
                   THE BLACKROCK 1998 TERM TRUST INC. ("BBT")
                   THE BLACKROCK 1999 TERM TRUST INC. ("BNN")
                  THE BLACKROCK TARGET TERM TRUST INC. ("BTT")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                   THE BLACKROCK 2001 TERM TRUST INC. ("BLK")
                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                                ----------------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                ----------------
                            TO BE HELD ON MAY 6, 1998


To the Stockholders of BKN,BRM,BFC, BRF, BLN, BCT, BKT, BNA, BNN, BTT, BAT, BMN, RAA, RFA, RNJ, RNY, BBT, BQT, BMT, BLK and BGT (collectively, the "Trusts"):

     The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on May 6, 1998 at 10:00 a.m. (New York Time) for the following purposes:

   1. With respect to each of the Trusts to elect three Directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   2. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending June 30, 1998 with respect to BLK, for the fiscal year ending October 31, 1998 with respect to BKN, BCT, RAA, RFA, RNJ, RNY, BKT and BNA and for the fiscal year ending December 31, 1998 with respect to BRM, BLN, BFC, BRF, BNN, BTT, BAT, BGT, BMN, BBT, BQT and BMT;

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" ALL THE PROPOSALS.

     We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

     The stock transfer books will not be closed, but in lieu thereof, the respective Boards of Directors have fixed the close of business on February 27, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.



                               By order of the respective Boards of Directors



                               Karen H. Sabath, Secretary


New York, New York
March 31, 1998


--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                         THE BLACKROCK INCOME TRUST INC.
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       THE BLACKROCK 1998 TERM TRUST INC.
                       THE BLACKROCK 1999 TERM TRUST INC.
                      THE BLACKROCK TARGET TERM TRUST INC.
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       THE BLACKROCK 2001 TERM TRUST INC.
                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                ----------------
                              JOINT PROXY STATEMENT
                                ----------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 6, 1998

                                  INTRODUCTION

     This joint proxy statement is furnished in connection with the solicitation by the respective Boards of Directors or Trustees, as the case may be (the "Boards"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on May 6, 1998 at 10:00 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

     The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each of the Trusts' stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting so that his Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

     The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Investments Fund Management LLC, Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,), Mitchell Hutchins Asset Management Inc. and BlackRock Financial Management, Inc. (the "Adviser") (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph, or mail. In addition, certain of the Trusts may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Adviser is located at 345 Park Avenue, New York, New York 10154.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the Proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

     Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting at which a quorum is present is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present at the meeting at which a quorum is present is necessary to elect the director nominees.

     The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

     The Board of each Trust has fixed the close of business on February 27, 1998, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

     The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposals to elect Directors and ratify the independent accountants, except that the holders of any Trust's Auction Rate Municipal Preferred Stock, voting separately as a class, will elect two Directors. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal No. 1-Election of Directors," below).

     Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposal to be voted on by each Trust with auditors to be voted on by all Trusts.


                    ----------------------------------------
                                   VOTE ON DIRECTORS OF
                         FUND          CLASS NUMBER
                    ----------------------------------------
                          BRM             II
                    ----------------------------------------
                          BFC             II
                    ----------------------------------------
                          BRF             II
                    ----------------------------------------
                          BLN             II
                    ----------------------------------------
                          BKN             II
                    ----------------------------------------
                          BCT              I
                    ----------------------------------------
                          BMN             III
                    ----------------------------------------
                          BNN             II
                    ----------------------------------------
                          BTT             II
                    ----------------------------------------
                          BAT              I
                    ----------------------------------------
                          RAA              I
                    ----------------------------------------
                          RFA              I
                    ----------------------------------------
                          RNJ              I
                    ----------------------------------------
                          RNY              I
                    ----------------------------------------
                          BKT             III
                    ----------------------------------------
                          BNA             III
                    ----------------------------------------
                          BMT             III
                    ----------------------------------------
                          BGT              I
                    ----------------------------------------
                          BBT             III
                    ----------------------------------------
                          BQT             III
                    ----------------------------------------
                          BLK             II
                    ----------------------------------------

     At the close of business on February 27, 1998, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 8,240 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 3,420 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 3,120 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 9,000 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BNN had outstanding 21,610,583 shares of Common Stock, par value $0.01 per share, BTT had outstanding 95,460,639 shares of Common Stock, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BNA had outstanding 36,207,093 shares of Common Stock, par value $0.01 per share, BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share, BBT had outstanding 58,660,527 shares of Common Stock, par value $0.01 per share, BQT had outstanding 36,810,639 shares of Common Stock, par value $0.01 per share and BLK had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

     The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BNN, BTT, BAT, RAA, RFA, RNJ, RNY, BKT, BBT, BQT and BNA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, and the principal executive offices of BMT and BLK are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 31, 1998.

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

     As of February 27, 1998, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 242,400 of the outstanding common shares of RAA (or 24.07% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030, and 542,950 of the outstanding common shares of BAT (or 5.71% of the outstanding common shares) are held by Karpus Management, Inc. which is located at 14 Tobey Village Office Park, Pittsford, New York 14534 and 3,526,800 of the outstanding common shares of BGT (or 6.1% of the outstanding common shares), 10,185,100 of the outstanding common shares of BLK (or 7.2% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation which is located at 8200 Jones Branch Drive, Mclean, Va 22102 and 2,241,800 of the outstanding common shares of BQT (or 6.1% of the outstanding common shares), 11,465,400 of the outstanding common shares of BLK (or 8.1% of the outstanding common shares), 8,165,700 of the outstanding common shares of BGT (or 14.2% of the outstanding common shares), 1,647,700 of the outstanding common shares of BNN (or 7.6% of the outstanding common shares), and 2,295,300 of the outstanding common shares of BNA (or 6.3% of the outstanding common shares) are held by Lowe, Brockenbrough & Tattersall, Inc., which is located at 6620 W. Broad Street, Suite 300, Richmond, Virginia 23230.



                                PROPOSAL NO. 1.

                             ELECTION OF DIRECTORS

     With respect to BAT, BGT, BCT, RAA, RFA, RNJ and RNY, at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BNN, BTT, BRM, BLN, BFC, BRF, BLK and BKN, at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BMN, BMT, BKT, BBT, BQT, and BNA, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualify. There are only three nominees with respect to each of the Trusts because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent annual meetings of stockholders. In addition, with respect to BLK, nominees elected as Directors of BLK will be appointed by BLK to serve as Directors of its wholly-owned subsidiary, BLK Subsidiary Inc. ("BLKS"), which has the identical investment objectives and policies as BLK. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares present at the Meeting is required to elect any nominees representing the Auction Rate Municipal Preferred Stock. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

     The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

     Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts, including BLKS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and, with respect to BNA, BBT, BKT, BQT, BTT, BAT, BGT, BMN and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992 and Walter F. Mondale, who was previously a Director of each of the Trusts from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. In addition, Messrs. Fink and Grosfeld serve as directors of BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund Investors III and BlackRock Asset Investors (collectively, "BAI"). Mr. Fink serves as a director of BlackRock MQE Investors. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Adviser is 345 Park Avenue, New York, New York 10154.

                                                                                 TRUST        % OF
                                  PRINCIPAL OCCUPATIONS OR                       SHARES      SHARES
NAME AND AGE                     EMPLOYMENT IN PAST 5 YEARS                     OWNED(*)   OUTSTANDING
------------                     --------------------------                     --------   -----------
Andrew F. Brimmer      President of Brimmer & Company, Inc., a           BKT      110         (1)
4400 MacArthur Blvd    Washington, D.C.-based economic and finan-        BTT       10
N.W. Suite 302         cial consulting firm. Formerly member of the      BAT       10
Washington, DC 20007   Board of Governors of the Federal Reserve         BGT       10
 Age: 71               System. Director, Airbourne Express, Borg         BMN       10
Class III (**)         Warner Automotive, Carr America Realty Cor-       BNA       10
                       poration, E.I. du Pont de Nemours & Company,      BMT       10
                       and Navistar International Corporation (truck     BRM       10
                       manufacturing).                                   BNN       10
                                                                         BKN       10
                                                                         BCT       10
                                                                         BBT       10
                                                                         BQT       10
                                                                         BLK       10

                                                                                       TRUST         % OF
                                  PRINCIPAL OCCUPATIONS OR                             SHARES       SHARES
NAME AND AGE                     EMPLOYMENT IN PAST 5 YEARS                            OWNED(*)   OUTSTANDING
------------                     --------------------------                            --------   -----------
Richard E. Cavanagh        President and Chief Executive Office of The          BKN      500         (1)
845 Third Avenue           Conference Board, Inc., a leading global busi-       BKT      500
New York, NY 10022         ness membership organization. Former Execu-          BTT      100
 Age: 51                   tive Dean of the John F. Kennedy School of           BAT      100
Class I (**)               Government at Harvard University from 1988-          BGT      100
                           1995. Acting Director, Harvard Center for Busi-      BMN      100
                           ness and Government (1991-1993). Formerly            BNA      100
                           Partner (principal) of McKinsey & Company,           BMT      100
                           Inc. (1980-1988). Former Executive Director of       BRM      100
                           Federal Cash Management, White House Office          BLN      100
                           of Management and Budget (1977-1979).                BNN      100
                           Co-author, THE WINNING PERFORMANCE (best             RNY      100
                           selling management book published in 13              BCT      100
                           national editions.) Trustee, Wesleyan Univer-        BBT      100
                           sity and Drucker Foundation, Director, Olin          BQT      100
                           Corp. (chemicals and metals) and Fremont             BLK      100
                           Group (investments) and LCI International
                           (telecommunication).

Kent Dixon                 Consultant/Investor. Former President and            BKT       24,000     (1)
9495 Blind Pass Road       Chief Executive Officer of Empire Federal Sav-       BTT        1,000
Unit #602                  ings Bank of America and Banc PLUS Savings           BAT          100
St. Petersburg, FL 33706   Association, former Chairman of the Board,           BGT          100
 Age: 60                   President and Chief Executive Officer of North-      BMN          100
Class III (**)             east Savings. Former Director of ISFA (the           BNA          100
                           owner of INVEST, a national securities broker-       BMT          100
                           age service designed for banks and thrift insti-     BRM          100
                           tutions).                                            BRF          100
                                                                                BNN          100
                                                                                BKN          100
                                                                                RFA          100
                                                                                BCT          100
                                                                                BBT          100
                                                                                BQT          100
                                                                                BLK          100

                                                                                       TRUST         % OF
                                  PRINCIPAL OCCUPATIONS OR                             SHARES       SHARES
NAME AND AGE                     EMPLOYMENT IN PAST 5 YEARS                            OWNED(*)   OUTSTANDING
------------                     --------------------------                            --------   -----------
Frank J. Fabozzi        Consultant. Editor of THE JOURNAL OF PORTFOLIO          BKT         10        (1)
858 Tower View Circle   MANAGEMENT and Adjunct Professor of Finance             BTT         10
New Hope, PA 18938      at the School of Management at Yale Univer-             BAT         10
 Age: 49                sity. Director, Guardian Mutual Funds Group.            BGT         10
Class II (**)           Author and editor of several books on fixed             BMN         10
                        income portfolio management. Visiting Profes-           BNA         10
                        sor of Finance and Accounting at the Sloan              BMT         10
                        School of Management, Massachusetts Insti-              BRM         10
                        tute of Technology from 1986 to August 1992.            BNN         10
                                                                                BKN         10
                                                                                BCT         10
                                                                                BBT         10
                                                                                BQT         10
                                                                                BLK         10

Laurence D. Fink*       Chairman and Chief Executive Officer of Black-          BKT      16,680       (1)
 Age: 45                Rock Financial Management, the Adviser. For-            BTT      15,777
Class III (**)          merly, a Managing Director of The First Boston          BAT          10
                        Corporation, member of its Management Com-              BGT          10
                        mittee, co-head of its Taxable Fixed Income             BMN          10
                        Division and head of its Mortgage and Real              BNA          10
                        Estate Products Group. Currently, Chairman              BMT          10
                        of the Board and Director of each of Black-             BRM          10
                        Rock's Trusts and Anthracite Capital, Inc. and          BNN          10
                        as Director of BlackRock Fund Investors I,              RNJ          10
                        BlackRock Fund Investors II, BlackRock Fund             BCT          10
                        Investors III, BlackRock Asset Investors (col-          BBT          10
                        lectively, "BAI") and BlackRock MQE Investors,          BQT          10
                        Trustee of New York University Medical Center,          BLK          10
                        Dwight-Englewood School and National Out-               BKN          10
                        door Leadership School and Phoenix House. A
                        Director of VIMRx Pharmaceuticals, Inc. and
                        Innovir Laboratories, Inc.

                                                                                             TRUST       % OF
                                           PRINCIPAL OCCUPATIONS OR                         SHARES      SHARES
NAME AND AGE                             EMPLOYMENT IN PAST 5 YEARS                         OWNED(*)  OUTSTANDING
------------                             --------------------------                         --------  ------------
James Grosfeld
20500 Civic Center Drive      Consultant/Investor. Director of BlackRock          BKT           10        (1)
Suite 3000                    Fund Investors I, BlackRock Fund Investors II,      BTT           10
Southfield, MI 48076          BlackRock Fund Investors III and BlackRock          BAT           10
 Age: 60                      Asset Investors (collectively, "BAI"). Formerly     BGT           10
Class I (**)                  Chairman of the Board and Chief Executive           BMN           10
                              Officer of Pulte Corporation (homebuilding and      BNA           10
                              mortgage banking and finance) (May 1974-            BMT           10
                              April 1990).                                        BRM           10
                                                                                  BNN           10
                                                                                  BKN           10
                                                                                  BCT           10
                                                                                  BBT           10
                                                                                  BQT           10
                                                                                  BLK           10

James Clayburn LaForce, Jr.   Dean Emeritus of The John E. Anderson               BKT           10         (1)
P.O. Box 1595                 Graduate School of Management, University of        BTT           10
Pauma Valley, CA 92061        California since July 1, 1993. Director, Eli Lilly  BAT           10
 Age: 69                      and Company (pharmaceuticals), Imperial             BGT           10
Class I (**)                  Credit Industries (mortgage banking), Jacobs        BMN           10
                              Engineering Group, Inc., Rockwell Interna-          BNA           10
                              tional Corporation, Payden & Rygel Investment       BMT           10
                              Trust (mutual fund), Provident Investment           BRM           10
                              Counsel Funds (investment companies),               BFC           10
                              Timken Company (roller bearing and steel),          BNN           10
                              Motor Cargo Industries (transportation). Act-       BKN           10
                              ing Dean of The School of Business, Hong            RAA           10
                              Kong University of Science and Technology           BCT           10
                              1990-1993. From 1978 to September 1993,             BBT           10
                              Dean of The John E. Anderson Graduate               BQT           10
                              School of Management, University of California.     BLK           10

                                                                                        TRUST          % OF
                                       PRINCIPAL OCCUPATIONS OR                         SHARES        SHARES
NAME AND AGE                          EMPLOYMENT IN PAST 5 YEARS                       OWNED(*)     OUTSTANDING
------------                          --------------------------                      ----------   ------------
Walter F. Mondale          Partner, Dorsey & Whitney, a law firm (Decem-      BKT         20           (1)
220 South Sixth Street     ber 1996-, September 1987-August 1993).            BTT         20
Minneapolis, MN 55402      Formerly, U.S. Ambassador to Japan (1993-          BAT         20
 Age: 70                   1996). Formerly Vice President of the United       BGT         20
Class II (**)              States, U.S. Senator and Attorney General of       BBT         20
                           the State of Minnesota. 1984 Democratic            BMN         20
                           Nominee for President of the United States.        BNA         20
                                                                              BMT         20
                                                                              BQT         20
                                                                              BLK         20
                                                                              BRM         20
                                                                              BNN         20
                                                                              BKN         20
                                                                              BCT         20

Ralph L. Schlosstein*      President of BlackRock Financial Management,       BKT          6,000        (1)
 Age: 47                   the Adviser. Formerly, a Managing Director of      BNA          1,500
Class II (**)              Lehman Brothers, Inc. and co-head of its           BTT          1,000
                           Mortgage and Savings Institutional Group.          BAT            100
                           Currently, President of each of BlackRock's        BGT            100
                           Trusts. Trustee of Denison University and New      BMN            100
                           Visions for Public Education in New York City.     BMT            100
                           A Director of the Pulte Corporation and a          BRM            100
                           member of the Visting Board of Overseers of        BLN            100
                           the John F. Kennedy School of Government at        BNN            100
                           Harvard University.                                BKN            100
                                                                              RNY            100
                                                                              BCT            100
                                                                              BBT            100
                                                                              BQT            100
                                                                              BLK            100

------------
  (1) Less than 1%.
  (*) If the Trust is not listed the Director does not own any shares of the Trust.

     (**) Only Class I Directors are being elected by BAT, BGT, BCT, RAA, RFA, RNJ and RNY, only Class II Directors are being elected by BNN, BTT, BRM, BLN, BFC, BRF, BLK and BKN and only Class III Directors are being elected by BMN, BMT, BKT, BBT, BQT and BNA.

     All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 27, 1998. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

     None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Adviser (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BLK, there were two meetings of the audit committee held between July 1, 1996 and June 30, 1997. With respect to BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BBT, BQT and BMT, there was one meeting of the audit committee held between January 1, 1997 and December 31, 1997. With respect to BKT, BNA, BCT, BKN, RAA, RNJ, RNY and RFA, there were two meetings of the audit committee held between November 1, 1996 and October 31, 1997. With respect to each of the Trusts, all members attended at least 75% of the meetings.

     Four meetings of the Board of Directors of BLK were held between July 1, 1996 and June 30, 1997. Four meetings of the Boards of Directors of BKT, BKN, RFA, RNJ, RNY, BCT, RAA and BNA were held between November 1, 1996 and October 31, 1997. Four meetings of the Boards of Directors of BAT, BNN, BGT, BRM, BLN, BFC, BRF, BMN and BMT were held between January 1, 1997 and December 31, 1997. Five meetings of the Boards of Directors of BTT, BBT and BQT were held between January 1, 1997 and December 31, 1997. With respect to each of the Trusts, all Directors attended at least 75% of the meetings. With respect to BRM, Form 4 was untimely filed by Barbara Novick, with respect to a single transaction.

     In addition to Messrs. Fink and Schlosstein all the following executive officers, except Messrs. Amero and Klingert, hold the same position with each of the Trusts. With respect to Mr. Amero, of the Trusts, he is an officer of BBT, BLK, BQT, BCT, BNN, BTT, BAT, BGT, BKT and BNA only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY and BMT only.



NAME AND AGE             TITLE           OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------             -----           -------------------------------------------
Scott Amero         Vice President   Managing Director of the Adviser. From 1985 to
  Age: 34                            1990 Vice President at The First Boston Corporation
                                     in the Fixed Income Research Department.

Keith T. Anderson   Vice President   Managing Director of the Adviser. From February
  Age: 38                            1987 to April 1988 Vice President at The First
                                     Boston Corporation in the Fixed Income Research
                                     Department. Previously Vice President and Senior
                                     Portfolio Manager at Criterion Investment
                                     Management Company (now Nicholas-Applegate).


NAME AND AGE                 TITLE              OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------                 -----              -------------------------------------------
Henry Gabbay         Treasurer             Managing Director and Chief Operating Officer of
  Age: 50                                  the Adviser. From September 1984 to February
                                           1989 Vice President at The First Boston
                                           Corporation.

Michael C. Huebsch   Vice President        Managing Director of the Adviser. From July 1985 to
  Age: 39                                  January 1989 Vice President at The First Boston
                                           Corporation in the Fixed Income Research
                                           Department.

Robert S. Kapito     Vice President        Managing Director and Vice Chairman of the
  Age: 41                                  Adviser. Formerly Vice President at The First Boston
                                           Corporation in the Mortgage Products Group.

Kevin Klingert       Vice President        Managing Director of the Adviser. From March 1985
  Age: 35                                  to October 1991 Assistant Vice President at Merrill
                                           Lynch, Pierce, Fenner & Smith in the Unit
                                           Investment Trust Department.

James Kong           Assistant Treasurer   Managing Director of the Adviser. From April 1987
  Age: 37                                  to April 1989 Assistant Vice President at The First
                                           Boston Corporation in the CMO/ABO
                                           Administration Department. Previously affiliated
                                           with Deloitte, Haskins & Sells (now Deloitte &
                                           Touche LLP).

Karen H. Sabath      Secretary             Managing Director of the Adviser. From June 1986
  Age: 32                                  to July 1988 Associate at The First Boston
                                           Corporation in the Mortgage Finance Department.
                                           From August 1988 to December 1992 Associate
                                           Vice President of the Adviser.

Richard Shea, Esq.   Vice President/Tax    Director of the Adviser. From December 1988 to
  Age: 38                                  February 1993 Associate Vice President and Tax
                                           Counsel at Prudential Securities, Inc. From August
                                           1984 to December 1988 Senior Tax Specialist at
                                           Laventhol & Horwath.

                                  REMUNERATION

     The  following   table  sets  forth  certain   information   regarding  the
compensation of the Fund's directors and officers.



                                                                            TOTAL COMPENSATION
                                         AGGREGATE COMPENSATION             FROM THE FUND COMPLEX
NAME OF PERSON AND POSITION                  FROM THE TRUSTS            PAID TO DIRECTORS AND OFFICERS*
---------------------------             ------------------------        -------------------------------
Andrew R. Brimmer  ..................           $160,000                      $ 160,000(21)
Richard E. Cavanagh   ...............           $160,000                      $ 160,000(21)
Kent Dixon   ........................           $160,000                      $ 160,000(21)
Frank J. Fabozzi   ..................           $160,000                      $ 160,000(21)
James Grosfeld  .....................           $140,000                      $ 150,000(25)
James Claybourne LaForce, Jr.  ......           $160,000                      $ 160,000(21)
Walter F. Mondale  ..................           $140,000                      $ 140,000(21)

------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 1997 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.


     The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BLK, fees of $84,352 were accrued by the Trust between July 1, 1996 and June 30, 1997. For BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BBT, BQT and BMT fees of $30,000, $74,000, $18,000, $84,000, $84,000, $40,000,
$37,000,  $31,000,  $81,000,  $84,000, $68,000 and $75,000,  respectively,  were accrued by each Trust from January 1, 1997 to December 31, 1997. For BCT, RAA, RFA, RNJ, RNY, BKN, BKT and BNA fees of $11,360, $12,000, $13,000, $12,000,
$12,000, $48,000, $70,000 and $82,000, respectively, were accrued from November 1, 1996 to October 31, 1997. None of the Directors received any pension or retirement benefits. None of the ten officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Shea and Ms. Sabath, officers and/or Directors of the Trusts, are also affiliated with the Adviser. They receive compensation from the Adviser although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES PRESENT IS NECESSARY TO ELECT THE DIRECTOR NOMINEES.

                                PROPOSAL NO. 2.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 1998. In addition, with respect to BLK, ratification of the selection of D&T as independent auditors for BLK will cause BLK to ratify the selection of D&T as the independent auditors of its wholly-owned subsidiary BLKS. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.


     Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

     The affirmative vote of a simple majority of shares present and voting at the meeting at which a quorum is present is required to ratify the selection of D&T.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS. AN AFFIRMATIVE VOTE OF A SIMPLE MAJORITY OF THE SHARES AT THE MEETING AT WHICH A QUORUM IS PRESENT AND VOTING IS NECESSARY TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS.


                             ADDITIONAL INFORMATION
                               INVESTMENT ADVISER

     BlackRock was formed in 1988 to provide investment advisory services for individual and institutional investors. In February 1995, BlackRock was acquired by PNC Bank, N.A. and became a wholly owned subsidiary of PNC Asset Management Group. In early 1998, the five investment management firms that comprise the PNC Asset Management Group will consolidate under BlackRock, resulting in a $100 billon money management firm offering established investment expertise in domestic and international equity, global fixed income, cash management as well as risk management technology. The integrated BlackRock will be among the 25 largest money management firms in the country.

     The executive officers of the Adviser are:


         NAME                        POSITION
         ----                        --------
         Laurence D. Fink            Chairman and Chief Executive Officer
         Ralph L. Schlosstein        President
         Robert S. Kapito            Vice Chairman
         Henry Gabbay                Chief Operating Officer

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.

                              FINANCIAL STATEMENTS

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).


                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of each of the Trusts must be received by November 6, 1998 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 1999 Annual Meeting will be held in May of 1999.


                                 OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                        Very truly yours,


                                        LAURENCE D. FINK
                                        Chairman and Chief Executive Officer


                                        RALPH L. SCHLOSSTEIN
                                        President

March 31, 1998

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

================================================================================
                                 THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
================================================================================
                                  COMMON SHARES


RECORD DATE SHARES:






                                                       -------------------------
Please be sure to sign and date this Proxy.             Date
                                                       -------------------------





-------------Stockholder sign here-------------Co-owner sign here---------------

DETACH CARD



1. Election of Directors

RALPH L. SCHLOSSTEIN
WALTER F. MONDALE
                                  FOR ALL NOMINEES    WITHHOLD    FOR ALL EXCEPT
                                        / /              / /           / /


Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.




2. To  consider  and act  upon
   the   ratification  of  the
   selection   of  Deloitte  &
   Touche LLP as  auditors  of
   the Trust  for the  Trust's
   fiscal year ending December
   31, 1998.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




3. To   transact   such  other
   business  as  may  properly
   come  before the meeting or
   any adjournments thereof.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




   Mark  box  at  right  if  an  address
   change or  comment  has been noted on
   the reverse side of this card.              / /

                                                                     DETACH CARD

                                      PROXY

                                 THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                  COMMON SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of beneficial interest of The BlackRock Florida Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 1998 at the Annual Meeting of Shareholders of the Trust to be held on May 6, 1998 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

================================================================================
                                 THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
================================================================================
                                PREFERRED SHARES


RECORD DATE SHARES:






                                                       -------------------------
Please be sure to sign and date this Proxy.             Date
                                                       -------------------------





-------------Stockholder sign here-------------Co-owner sign here---------------

DETACH CARD



1. Election of Directors

FRANK J. FABOZZI
RALPH L. SCHLOSSTEIN
WALTER F. MONDALE
                                  FOR ALL NOMINEES    WITHHOLD    FOR ALL EXCEPT
                                        / /              / /           / /


Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.




2. To  consider  and act  upon
   the   ratification  of  the
   selection   of  Deloitte  &
   Touche LLP as  auditors  of
   the Trust  for the  Trust's
   fiscal year ending December
   31, 1998.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




3. To   transact   such  other
   business  as  may  properly
   come  before the meeting or
   any adjournments thereof.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




   Mark  box  at  right  if  an  address
   change or  comment  has been noted on
   the reverse side of this card.              / /

                                                                     DETACH CARD

                                      PROXY

                                 THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                PREFERRED SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of beneficial interest of The BlackRock Florida Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 1998 at the Annual Meeting of Shareholders of the Trust to be held on May 6, 1998 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

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                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE.
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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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